UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 8, 2004 (May 28, 2004)

(Date of Earliest Event Reported)

CREDENCE SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-22366	94-2878499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1421 California Circle Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)

408-635-4300

(Registrant’s Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets.

Effective May 28, 2004, pursuant to the Agreement and Plan of Reorganization, dated as of February 22, 2004 (the “Merger Agreement”), by and among Credence Systems Corporation (“Credence”), Cataline Corporation, a wholly-owned subsidiary of Credence (“Merger Sub”) and NPTest Holding Corporation (“NPTest”), NPTest was merged with and into Merger Sub with Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of Credence (the “Merger”).

In connection with the Merger, each share of NPTest common stock outstanding immediately prior to the consummation of the Merger was converted, directly or indirectly, into the right to receive 0.8 of a share of Credence common stock and $5.75 in cash. Credence will issue approximately 32 million shares of Credence common stock and approximately $230 million in cash in exchange for approximately 40 million shares of NPTest common stock outstanding immediately prior to the Merger. In connection with the Merger, all outstanding options to purchase NPTest common stock were automatically converted into options to purchase approximately 4.1 million shares of Credence common stock. The amount of consideration paid was determined through arms-length negotiations between Credence and NPTest, which negotiations took into account the value of NPTest’s financial position, products, intellectual property and other factors relating to NPTest’s business. The entire purchase price was paid from Credence’s general working capital. There are no material relationships between NPTest and Credence or any of its affiliates, any director or officer of Credence, or any associate of any such director or officer. The assets of NPTest were used in the design, development and manufacture of advanced semiconductor test and diagnostic systems and related services and Credence intends to use such assets in substantially the same manner.

Following consummation of the Merger, NPTest’s common stock was delisted from the Nasdaq National Market. Credence common stock trades on the Nasdaq National Market under the symbol “CMOS.” The issuance of Credence common stock under the Merger Agreement as described above was registered under the Securities Act of 1933, as amended, pursuant to Credence’s registration statement on Form S-4 (File No. 333-113990) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on April 14, 2004. The Proxy Statement-Prospectus included in the Registration Statement contains additional information about this transaction.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

The historical consolidated financial statements of NPTest, including NPTest’s consolidated balance sheet at December 31, 2003, and the consolidated statement of operations, stockholders’ equity and cash flows from June 20, 2003 (date of inception) to December 31, 2003, were previously filed with the Registration Statement.

The historical combined financial statements of NPTest, Inc. (NPTest’s predecessor company), including NPTest, Inc.’s combined balance sheet at December 31, 2002 and the combined statement of operations, stockholders’ net investment and cash flows for the period from January 1, 2003 to July 29, 2003 and each of the years ended December 31, 2002 and 2001, were previously filed with the Registration Statement.

(b) Pro Forma Financial Information.

The unaudited pro forma combined condensed consolidated financial statements of Credence and NPTest giving effect to the merger as a purchase of NPTest by Credence in accordance with Article 11 of Regulation S-X, including the unaudited pro forma combined condensed consolidated balance sheet as of January 31, 2004 and the statement of operations for the year ended October 31, 2003 and for the quarter ended January 31, 2004, were previously filed with the Registration Statement.

The unaudited pro forma combined condensed consolidated financial statements of NPTest giving effect to the acquisition of NPTest, Inc. by NPTest in accordance with Article 11 of Regulation S-X, including the statement of operations for the year ended December 31, 2003 and the three months ended December 31, 2003, were previously filed with the Registration Statement.

(c) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization made as of February 22, 2004 by and among Credence Systems Corporation, Cataline Corporation and NPTest Holding Corporation (previously filed with the Securities and Exchange Commission on February 24, 2004 as Exhibit 2.1 to the Current Report on Form 8-K (File No. 000-22366) and incorporated herein by reference).

4.1	Certificate of Designation of Credence System Corporation’s Non-Voting Convertible Stock (previously filed with the Securities and Exchange Commission on March 29, 2004 as Exhibit 4.7 to the Registration Statement on Form S-4 (File No. 333-113990) and incorporated herein by reference).

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors with respect to NPTest Holding Corporation’s financial statements (previously filed with the Securities and Exchange Commission on March 29, 2004 as Exhibit 23.2 to the Registration Statement on Form S-4 (File No. 333-113990) and incorporated herein by reference).

23.2	Consent of PricewaterhouseCoopers LLP, independent auditors with respect to NPTest, Inc.’s financial statements (previously filed with the Securities and Exchange Commission on March 29, 2004 as Exhibit 23.3 to the Registration Statement on Form S-4 (File No. 333-113990) and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDENCE SYSTEMS CORPORATION

By:	/s/ Graham J. Siddall
Graham J. Siddall
Chairman of the Board and Chief Executive Officer

Date: June 8, 2004

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization made as of February 22, 2004 by and among Credence Systems Corporation, Cataline Corporation and NPTest Holding Corporation (previously filed with the Securities and Exchange Commission on February 24, 2004 as Exhibit 2.1 to the Current Report on Form 8-K (File No. 000-22366) and incorporated herein by reference).

4.1	Certificate of Designation of Credence System Corporation’s Non-Voting Convertible Stock (previously filed with the Securities and Exchange Commission on March 29, 2004 as Exhibit 4.7 to the Registration Statement on Form S-4 (File No. 333-113990) and incorporated herein by reference).

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors with respect to NPTest Holding Corporation’s financial statements (previously filed with the Securities and Exchange Commission on March 29, 2004 as Exhibit 23.2 to the Registration Statement on Form S-4 (File No. 333-113990) and incorporated herein by reference).

23.2	Consent of PricewaterhouseCoopers LLP, independent auditors with respect to NPTest, Inc.’s financial statements (previously filed with the Securities and Exchange Commission on March 29, 2004 as Exhibit 23.3 to the Registration Statement on Form S-4 (File No. 333-113990) and incorporated herein by reference).